UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09243
The Gabelli Utility Trust
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: June 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
The Gabelli Utility Trust
Semi-Annual Report
June 30, 2009
To Our Shareholders,
     The Gabelli Utility Trust’s (the “Fund”) net asset value (“NAV”) total return declined 3.9% during the first half of 2009, compared with a loss of 1.7% for the Standard & Poor’s (“S&P”) 500 Utilities Index and an increase of 0.3% for the Lipper Utility Fund Average. The total return for the Fund’s publicly traded shares was 26.2% during the first half of the year. On June 30, 2009, the Fund’s NAV per share was $4.50, while the price of the publicly traded shares closed at $7.00 on the New York Stock Exchange, a 55.6% premium at that date.
     Enclosed are the financial statements and the investment portfolio as of June 30, 2009.
Comparative Results
Average Annual Returns through June 30, 2009 (a)

						Since
		Year to				Inception
	Quarter	Date	1 Year	3 Year	5 Year	(07/09/99)
Gabelli Utility Trust
NAV Total Return (b)	15.56%	(3.94)%	(27.10)%	(4.59)%	2.72%	5.01%
Investment Total Return (c)	29.20	26.22	(15.61)	1.69	3.19	8.00
S&P 500 Index	15.92	3.19	(26.20)	(8.22)	(2.24)	(2.39)
S&P 500 Utilities Index	10.18	(1.71)	(28.22)	(1.18)	7.12	2.39
Lipper Utility Fund Average	13.25	0.27	(30.78)	(2.36)	5.91	2.43

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. The S&P 500 Utilities Index is an unmanaged indicator of electric and gas utility stock performance. The Lipper Utility Fund Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

THE GABELLI UTILITY TRUST
Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total investments as of June 30, 2009:

Energy and Utilities: Electric Integrated	48.1%
Energy and Utilities: Electric Transmission and Distribution	8.2%
Energy and Utilities: Natural Gas Integrated	7.0%
Energy and Utilities: Natural Gas Utilities	6.8%
Telecommunications	4.5%
Energy and Utilities: Global Utilities	4.0%
Cable and Satellite	3.5%
Energy and Utilities: Water	3.3%
U.S. Government Obligations	3.3%
Wireless Communications	2.5%
Energy and Utilities: Merchant Energy	2.3%
Diversified Industrial	1.3%
Energy and Utilities: Natural Resources	1.3%
Entertainment	1.2%
Communications Equipment	0.7%
Independent Power Producers and Energy Traders	0.5%
Energy and Utilities: Services	0.5%
Energy and Utilities: Alternative Energy	0.4%
Aerospace	0.2%
Transportation	0.1%
Environmental Services	0.1%
Automotive: Parts and Accessories	0.1%
Real Estate	0.1%
Equipment and Supplies	0.0%
Agriculture	0.0%
Publishing	0.0%

100.0%

     The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended March 31, 2009. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
     The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.
Shareholder Meeting – May 18, 2009 – Final Results
     The Fund’s Annual Meeting of Shareholders was held on May 18, 2009 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected John D. Gabelli and Anthony R. Pustorino as Trustees of the Fund. A total of 26,216,464 votes and 26,057,120 votes were cast in favor of each Trustee and a total of 919,529 votes and 1,078,872 votes were withheld for each Trustee, respectively. In addition, preferred shareholders, voting as a separate class, elected James P. Conn as a Trustee of the Fund. A total of 992,281 votes were cast in favor of this Trustee and a total of 25,000 votes were withheld for this Trustee.
     Mario J. Gabelli, Thomas E. Bratter, Anthony J. Colavita, Vincent D. Enright, Frank J. Fahrenkopf, Jr., Robert J. Morrissey, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.
     We thank you for your participation and appreciate your continued support.

THE GABELLI UTILITY TRUST
SCHEDULE OF INVESTMENTS
June 30, 2009 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS — 95.7%
	ENERGY AND UTILITIES — 82.9%
	Energy and Utilities: Alternative Energy — 0.4%
20,000	Ormat Industries Ltd.	$270,792	$163,053
12,500	Ormat Technologies Inc.	273,994	503,875
9,000	Renegy Holdings Inc.†	109,212	19,125

		653,998	686,053

	Energy and Utilities: Electric Integrated — 48.1%
248,000	Allegheny Energy Inc.	7,414,609	6,361,200
23,000	ALLETE Inc.	728,776	661,250
75,000	Alliant Energy Corp.	1,824,382	1,959,750
20,000	Ameren Corp.	691,088	497,800
80,000	American Electric Power Co. Inc.	2,629,105	2,311,200
10,000	Avista Corp.	199,636	178,100
35,000	Black Hills Corp.	1,060,967	804,650
26,000	Central Vermont Public Service Corp.	482,572	470,600
30,000	Cleco Corp.	570,612	672,600
145,000	CMS Energy Corp.	1,526,688	1,751,600
160,000	Constellation Energy Group Inc.	6,078,680	4,252,800
33,000	Dominion Resources Inc.	1,449,340	1,102,860
160,000	DPL Inc.	3,365,523	3,707,200
24,000	DTE Energy Co.	978,366	768,000
190,000	Duke Energy Corp.	3,660,932	2,772,100
90,000	Edison International	3,861,403	2,831,400
191,000	El Paso Electric Co.†	3,457,404	2,666,360
3,000	Entergy Corp.	84,249	232,560
51,000	FirstEnergy Corp.	2,118,208	1,976,250
137,000	Florida Public Utilities Co.	1,196,633	1,922,110
95,000	FPL Group Inc.	4,094,308	5,401,700
250,000	Great Plains Energy Inc.	6,793,657	3,887,500
60,000	Hawaiian Electric Industries Inc.	1,473,092	1,143,600
92,000	Integrys Energy Group Inc.	4,632,153	2,759,080
61,000	Maine & Maritimes Corp.	1,926,684	2,119,750
66,000	MGE Energy Inc.	1,951,270	2,214,300
48,000	NiSource Inc.	1,020,001	559,680
115,000	NorthWestern Corp.	3,513,948	2,617,400
35,000	NV Energy Inc.	312,248	377,650
100,000	OGE Energy Corp.	2,406,346	2,832,000
24,000	Otter Tail Corp.	637,145	524,160
48,000	PG&E Corp.	1,280,160	1,845,120
100,000	PNM Resources Inc.	1,119,082	1,071,000
100,000	Progress Energy Inc.	4,353,181	3,783,000
40,000	Progress Energy Inc., CVO† (a)	20,800	13,200
38,000	Public Service Enterprise Group Inc.	996,629	1,239,940
60,500	SCANA Corp.	1,918,305	1,964,435
104,000	TECO Energy Inc.	1,548,928	1,240,720
25,000	The Empire District Electric Co.	515,057	413,000
150,000	Unisource Energy Corp.	4,583,635	3,981,000
18,000	Unitil Corp.	466,141	371,160
47,000	Vectren Corp.	1,162,166	1,101,210
260,000	Westar Energy Inc.	5,973,605	4,880,200
90,000	Wisconsin Energy Corp.	3,273,387	3,663,900
195,000	Xcel Energy Inc.	3,384,476	3,589,950

		102,735,577	91,495,045

	Energy and Utilities:
	Electric Transmission and Distribution — 8.2%
243	Brookfield Infrastructure Partners LP	5,103	2,996
50,000	CH Energy Group Inc.	2,261,677	2,335,000
60,000	Consolidated Edison Inc.	2,684,666	2,245,200
135,000	Northeast Utilities	2,670,943	3,011,850
215,000	NSTAR	5,293,459	6,903,650
22,500	Pepco Holdings Inc.	449,918	302,400
36,666	UIL Holdings Corp.	966,693	823,152

		14,332,459	15,624,248

	Energy and Utilities: Global Utilities — 4.0%
1,500	Areva SA	613,197	874,416
8,000	Chubu Electric Power Co. Inc.	189,551	185,187
40,000	Electric Power Development Co. Ltd.	1,440,584	1,137,697
40,000	Endesa SA	1,534,079	957,311
304,000	Enel SpA	1,887,890	1,479,848
300,000	Hera SpA	433,286	729,346
8,000	Hokkaido Electric Power Co. Inc.	156,870	150,060
8,000	Hokuriku Electric Power Co.	146,449	183,111
3,500	Huaneng Power International Inc., ADR	135,552	98,245
35,000	Korea Electric Power Corp., ADR†	565,727	402,500
8,000	Kyushu Electric Power Co. Inc.	167,818	172,315
2,000	Niko Resources Ltd.	113,769	137,557
8,000	Shikoku Electric Power Co. Inc.	155,987	239,165
8,000	The Chugoku Electric Power Co. Inc.	150,761	167,333
See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Global Utilities (Continued)
8,000	The Kansai Electric Power Co. Inc.	$158,472	$176,883
8,000	The Tokyo Electric Power Co. Inc.	191,450	205,948
15,000	Tohoku Electric Power Co. Inc.	284,854	313,749

		8,326,296	7,610,671

	Energy and Utilities: Merchant Energy — 2.3%
35,810	Dynegy Inc., Cl. A†	175,000	81,289
8,130	Mirant Corp.†	37,373	127,966
300,000	Mirant Corp. Escrow† (a)	0	0
360,000	The AES Corp.†	4,480,015	4,179,600

		4,692,388	4,388,855

	Energy and Utilities: Natural Gas Integrated — 6.2%
205,000	El Paso Corp.	1,881,819	1,892,150
1,000	Energen Corp.	66,090	39,900
130,000	National Fuel Gas Co.	4,434,268	4,690,400
100,000	ONEOK Inc.	2,674,346	2,949,000
120,000	Southern Union Co.	2,059,886	2,206,800

		11,116,409	11,778,250

	Energy and Utilities: Natural Gas Utilities — 6.8%
26,000	AGL Resources Inc.	643,173	826,800
50,000	Atmos Energy Corp.	1,241,257	1,252,000
10,000	Corning Natural Gas Corp.	157,501	172,500
30,000	Delta Natural Gas Co. Inc.	502,057	675,600
11,445	GDF Suez	387,206	426,119
11,445	GDF Suez, Strips	0	16
90,000	Nicor Inc.	3,094,431	3,115,800
35,000	Piedmont Natural Gas Co. Inc.	553,257	843,850
6,000	RGC Resources Inc.	128,344	153,000
150,000	Southwest Gas Corp.	4,133,813	3,331,500
120,000	Spectra Energy Corp.	3,280,847	2,030,400

		14,121,886	12,827,585

	Energy and Utilities: Natural Resources — 1.3%
4,000	Anadarko Petroleum Corp.	141,060	181,560
35,000	Compania de Minas Buenaventura SA, ADR	391,858	841,050
16,000	Exxon Mobil Corp.	926,773	1,118,560
3,000	Peabody Energy Corp.	112,025	90,480
4,000	Royal Dutch Shell plc, Cl. A, ADR	237,320	200,760

		1,809,036	2,432,410

	Energy and Utilities: Services — 0.5%
50,000	ABB Ltd., ADR	546,150	789,000
3,000	Tenaris SA, ADR	136,820	81,120

		682,970	870,120

	Energy and Utilities: Water — 3.3%
14,000	American States Water Co.	312,701	484,960
30,000	American Water Works Co. Inc.	645,000	573,300
21,833	Aqua America Inc.	221,008	390,811
24,750	Artesian Resources Corp., Cl. A	257,250	394,268
20,000	California Water Service Group	555,152	736,800
7,500	Connecticut Water Service Inc.	146,455	162,675
51,333	Middlesex Water Co.	801,882	741,762
33,000	Pennichuck Corp.	680,437	752,400
80,000	SJW Corp.	1,482,532	1,816,000
8,101	Southwest Water Co.	52,047	44,718
9,000	York Water Co.	108,269	137,970

		5,262,733	6,235,664

	Diversified Industrial — 1.3%
2,600	Alstom SA	253,468	153,393
5,000	Bouygues SA	335,964	187,983
12,000	Cooper Industries Ltd., Cl. A	355,043	372,600
155,000	General Electric Co.	3,829,829	1,816,600

		4,774,304	2,530,576

	Equipment and Supplies — 0.0%
50,000	Capstone Turbine Corp.†	83,080	41,500
2,000	Mueller Industries Inc.	88,019	41,600

		171,099	83,100

	Environmental Services — 0.0%
3,000	Suez Environnement SA	0	52,376

	Independent Power Producers and Energy Traders — 0.5%
40,000	NRG Energy Inc.†	966,620	1,038,400

	TOTAL ENERGY AND UTILITIES	169,645,775	157,653,353

	COMMUNICATIONS — 11.1%
	Cable and Satellite — 3.5%
100,000	Cablevision Systems Corp., Cl. A	2,566,292	1,941,000
5,000	Cogeco Cable Inc.	105,008	121,738
20,000	Cogeco Inc.	389,461	366,419
65,000	DISH Network Corp., Cl. A†	1,371,714	1,053,650
10,000	EchoStar Corp., Cl. A†	280,860	159,400
See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)

Shares/			Market
Units		Cost	Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Cable and Satellite (Continued)
35,000	Liberty Global Inc., Cl. A†	$739,454	$556,150
20,000	Liberty Global Inc., Cl. C†	421,966	316,200
8,000	Rogers Communications Inc., Cl. B	119,139	206,000
65,000	The DIRECTV Group Inc.†	1,080,493	1,606,150
12,000	Time Warner Cable Inc.	515,102	380,040
2,112	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	20,761	11,238

		7,610,250	6,717,985

	Communications Equipment — 0.7%
3,000	QUALCOMM Inc.	115,589	135,600
260,000	The Furukawa Electric Co. Ltd.	1,199,164	1,176,727

		1,314,753	1,312,327

	Telecommunications — 4.5%
45,000	AT&T Inc.	1,183,996	1,117,800
4,350	Bell Aliant Regional Communications Income Fund (a)(b)	117,218	98,545
30,000	BT Group plc, ADR	1,026,589	504,000
2,000	CenturyTel Inc.	77,820	61,400
230,000	Cincinnati Bell Inc.†	1,028,373	653,200
2,000	Comstar United Telesystems OJSC, GDR	13,882	8,600
20,000	D&E Communications Inc.	190,498	204,600
60,000	Deutsche Telekom AG, ADR	1,028,897	708,000
2,000	France Telecom SA, ADR	22,799	45,620
8,000	Frontier Communications Corp.	107,440	57,120
200	Hutchison Telecommunications Hong Kong Holdings Ltd.†	19	27
200	Hutchison Telecommunications International Ltd.	163	47
500	Mobistar SA	41,057	30,807
20,000	Nippon Telegraph & Telephone Corp.	929,640	813,827
15,000	Portugal Telecom SGPS SA	210,165	146,690
2,000	PT Indosat Tbk	1,061	975
500	Rostelecom, ADR	32,190	15,855
500	Sistema JSFC, GDR† (c)	17,384	6,035
1,200	Tele2 AB, Cl. B	14,604	12,117
5,000	Telecom Italia SpA, ADR	147,227	68,800
25,000	Telekom Austria AG	371,750	390,696
40,000	Touch America Holdings Inc.† (a)	38,488	0
115,000	Verizon Communications Inc.	4,291,018	3,533,950

		10,892,278	8,478,711

	Wireless Communications — 2.4%
600	America Movil SAB de CV, Cl. L, ADR	9,424	23,232
2,000	China Mobile Ltd., ADR	33,988	100,160
2,000	China Unicom Hong Kong Ltd., ADR	16,278	26,680
4,000	Millicom International Cellular SA†	298,719	225,040
4,500	Mobile TeleSystems OJSC, ADR	175,074	166,185
171	MobileOne Ltd.	210	181
1,200	NTT DoCoMo Inc.	1,732,443	1,758,862
600	SK Telecom Co. Ltd., ADR	12,374	9,090
200	SmarTone Telecommunications Holdings Ltd.	207	123
20,000	Turkcell Iletisim Hizmetleri A/S, ADR	350,331	277,200
30,000	United States Cellular Corp.†	1,429,970	1,153,500
75,000	Vimpel-Communications, ADR†	720,805	882,750

		4,779,823	4,623,003

	TOTAL COMMUNICATIONS	24,597,104	21,132,026

	OTHER — 1.7%
	Aerospace — 0.2%
75,000	Rolls-Royce Group plc†	555,067	446,054
6,435,000	Rolls-Royce Group plc, Cl. C†	9,355	10,587

		564,422	456,641

	Agriculture — 0.0%
3,000	Cadiz Inc.†	30,211	28,890

	Automotive: Parts and Accessories — 0.1%
1,000	BERU AG	106,092	106,196

	Entertainment — 1.2%
27,333	Time Warner Inc.	1,096,491	688,518
66,000	Vivendi	2,428,140	1,577,248

		3,524,631	2,265,766

	Publishing — 0.0%
8,000	Idearc Inc.†	404	297

	Real Estate — 0.1%
6,075	Brookfield Asset Management Inc., Cl. A	65,353	103,700

See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	Transportation — 0.1%
12,000	GATX Corp.	$366,013	$308,640

	TOTAL OTHER	4,657,126	3,270,130

	TOTAL COMMON STOCKS	198,900,005	182,055,509

	CONVERTIBLE PREFERRED STOCKS — 0.8%
	ENERGY AND UTILITIES — 0.8%
	Energy and Utilities: Natural Gas Integrated — 0.8%
2,000	El Paso Corp., 4.990% Cv. Pfd. (b)	1,945,987	1,578,200

	WARRANTS — 0.1%
	ENERGY AND UTILITIES — 0.0%
	Energy and Utilities: Merchant Energy — 0.0%
26,107	Mirant Corp., Ser. A, expire 01/03/11†	51,616	38,377

	Energy and Utilities: Natural Gas Utilities — 0.0%
3,000	Corning Natural Gas Corp., expire 08/17/11†	0	300

	TOTAL ENERGY AND UTILITIES	51,616	38,677

	COMMUNICATIONS — 0.1%
	Wireless Communications — 0.1%
8,000	Bharti Airtel Ltd., expire 09/19/13† (b)	108,378	133,956

	TOTAL WARRANTS	159,994	172,633

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 0.1%
	ENERGY AND UTILITIES — 0.1%
	Environmental Services — 0.1%
$100,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14 (b)	100,000	108,625

Principal			Market
Amount		Cost	Value
	CORPORATE BONDS — 0.0%
	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
$100,000	Williams Communications Group Inc., Escrow, 10.875%, 10/01/09† (a)	$0	$0

	U.S. GOVERNMENT OBLIGATIONS — 3.3%
6,186,000	U.S. Treasury Bills, 0.132% to 0.294%††, 08/20/09 to 12/03/09	6,182,707	6,183,005

TOTAL INVESTMENTS — 100.0%		$207,288,693	190,097,972

Other Assets and Liabilities (Net)			(438,265)

PREFERRED STOCK (1,154,495 preferred shares outstanding)			(51,339,875)

NET ASSETS — COMMON SHARES (30,713,054 common shares outstanding)			$138,319,832

NET ASSET VALUE PER COMMON SHARE ($138,319,832 ÷ 30,713,054 shares outstanding)			$4.50

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2009, the market value of fair valued securities amounted to $111,745 or 0.06% of total investments.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the market value of Rule 144A securities amounted to $1,919,326 or 1.01% of total investments.

(c)	At June 30, 2009, the Fund held an investment in a restricted security amounting to $6,035 or 0.00% of total investments, which was value under methods approved by Board of Trustees as follows:

				06/30/09
Acquisition		Acquisition	Acquisition	Carrying Value
Shares	Issuer	Date	Cost	Per Unit
500	Sistema JSFC, GDR	10/10/07	$17,384	$12.0700

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation

GDR	Global Depositary Receipt
See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (Unaudited)

Assets:
Investments, at value (cost $207,288,693)	$190,097,972
Foreign currency, at value (cost $15,941)	16,082
Cash	978
Receivable for investments sold	446,808
Dividends and interest receivable	485,794
Unrealized appreciation on swap contracts	7,165
Deferred offering expense	114,410
Prepaid expense	4,279

Total Assets	191,173,488

Liabilities:
Payable for investments purchased	276,958
Distributions payable	29,299
Payable for investment advisory fees	112,191
Payable for payroll expenses	34,685
Payable for accounting fees	3,750
Unrealized depreciation on swap contracts	805,075
Payable for shareholder communications expenses	104,885
Payable for auction agent fees	81,496
Other accrued expenses	65,442

Total Liabilities	1,513,781

Preferred Shares:
Series A Cumulative Preferred Shares (5.625%, $25 liquidation value, $0.001 par value 1,200,000 shares authorized with 1,153,595 shares issued and outstanding)	28,839,875
Series B Cumulative Preferred Shares (Auction Market, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 900 shares issued and outstanding)	22,500,000

Total Preferred Shares	51,339,875

Net Assets Attributable to Common Shares	$138,319,832

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital, at $0.001 par value	$157,657,021
Accumulated net investment income	784,047
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(2,133,390)
Net unrealized depreciation on investments	(17,190,721)
Net unrealized depreciation on swap contracts	(797,910)
Net unrealized appreciation on foreign currency translations	785

Net Assets	$138,319,832

Net Asset Value per Common Share: ($138,319,832 ÷ 30,713,054 shares outstanding; unlimited number of shares authorized)	$4.50

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividends (net of foreign taxes of $89,719)	$4,192,868
Interest	42,884

Total Investment Income	4,235,752

Expenses:
Investment advisory fees	914,807
Shareholder communications expenses	140,408
Shareholder services fees	94,290
Payroll expenses	72,008
Legal and audit fees	45,382
Trustees’ fees	37,041
Auction agent expenses	27,450
Accounting fees	22,500
Custodian fees	18,208
Interest expense	18
Miscellaneous expenses	35,964

Total Expenses	1,408,076

Less:
Advisory fee reduction	(255,576)
Custodian fee credits	(31)

Total Reductions and Credits	(255,607)

Net Expenses	1,152,469

Net Investment Income	3,083,283

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized loss on investments	(886,294)
Net realized loss on swap contracts	(379,325)
Net realized gain on foreign currency transactions	3

Net realized loss on investments, swap contracts, and foreign currency transactions	(1,265,616)

Net change in unrealized appreciation/depreciation:
on investments	(8,095,872)
on swap contracts	9,321
on foreign currency translations	864

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(8,085,687)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	(9,351,303)

Net Decrease in Net Assets Resulting from Operations	(6,268,020)

Total Distributions to Preferred Shareholders	(988,124)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(7,256,144)

See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Operations:
Net investment income	$3,083,283	$5,330,806
Net realized gain/(loss) on investments, swap contracts, and foreign currency transactions	(1,265,616)	1,691,926
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(8,085,687)	(76,477,469)

Net Decrease in Net Assets Resulting from Operations	(6,268,020)	(69,454,737)

Distributions to Preferred Shareholders:
Net investment income	(954,019) *	(1,794,946)
Net realized short-term gain	—	(65,729)
Net realized long-term gain	(34,105) *	(762,705)

Total Distributions to Preferred Shareholders	(988,124)	(2,623,380)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	(7,256,144)	(72,078,117)

Distributions to Common Shareholders:
Net investment income	(1,283,022) *	(2,937,568)
Net realized short-term gain	—	(107,569)
Net realized long-term gain	—	(1,248,226)
Return of capital	(9,714,312) *	(17,442,628)

Total Distributions to Common Shareholders	(10,997,334)	(21,735,991)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	1,638,943	3,135,666
Net increase in net assets from repurchase of preferred shares	36,332	54,184
Offering costs for issuance of rights charged to paid-in capital	—	(94,830)

Net Increase in Net Assets from Fund Share Transactions	1,675,275	3,095,020

Net Decrease in Net Assets Attributable to Common Shareholders	(16,578,203)	(90,719,088)

Net Assets Attributable to Common Shareholders:
Beginning of period	154,898,035	245,617,123

End of period (including undistributed net investment income of $784,047 and $0, respectively)	$138,319,832	$154,898,035

* Based on book income at the time of distributions. Amounts are subject to change and recharacterization at year end.
See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
FINANCIAL HIGHLIGHTS

	Six Months Ended
Selected data for a share of beneficial	June 30, 2009		Year Ended December 31,
interest outstanding throughout each period:	(Unaudited)		2008		2007	2006	2005		2004
Operating Performance:
Net asset value, beginning of period	$5.09		$8.18		$8.19	$6.98	$7.14		$6.83

Net investment income	0.10		0.18		0.19	0.17	0.18		0.16
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	(0.31)		(2.48)		0.61	1.84	0.45		0.99

Total from investment operations	(0.21)		(2.30)		0.80	2.01	0.63		1.15

Distributions to Preferred Shareholders:(a)
Net investment income	(0.03	)(f)	(0.06)		(0.03)	(0.02)	(0.02)		(0.06)
Net realized gain	(0.00	)(f)(g)	(0.03)		(0.07)	(0.08)	(0.07)		(0.03)

Total distributions to preferred shareholders	(0.03)		(0.09)		(0.10)	(0.10)	(0.09)		(0.09)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.24)		(2.39)		0.70	1.91	0.54		1.06

Distributions to Common Shareholders:
Net investment income	(0.04	)(f)	(0.10)		(0.16)	(0.16)	(0.14)		(0.10)
Net realized gain	—		(0.04)		(0.33)	(0.56)	(0.58)		(0.05)
Paid-in capital	(0.32	)(f)	(0.58)		(0.23)	—	—		(0.57)

Total distributions to common shareholders	(0.36)		(0.72)		(0.72)	(0.72)	(0.72)		(0.72)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.01		0.02		0.01	0.02	0.02		0.03
Decrease in net asset value from shares issued in rights offering	—		—		—	—	—		(0.06)
Increase in net asset value from repurchase of preferred shares	0.00	(g)	0.00	(g)	0.00 (g)	—	—		0.00	(g)
Offering costs for preferred shares charged to paid-in capital	—		—		—	—	0.00	(g)	0.00	(g)
Offering costs for issuance of rights charged to paid-in capital	—		(0.00	)(g)	—	0.00 (g)	(0.00	)(g)	(0.00	)(g)

Total fund share transactions	0.01		0.02		0.01	0.02	0.02		(0.03)

Net Asset Value Attributable to Common Shareholders, End of Period	$4.50		$5.09		$8.18	$8.19	$6.98		$7.14

Net asset value total return †	(5.95)%		(31.68)%		8.08%	27.46%	5.71%		13.43%

Market value, end of period	$7.00		$5.90		$9.50	$9.94	$9.27		$9.30

Investment total return††	26.22%		(31.81)%		3.42%	16.47%	7.79%		5.11%

See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
FINANCIAL HIGHLIGHTS (Continued)

	Six Months Ended
Selected data for a share of beneficial	June 30, 2009		Year Ended December 31,
interest outstanding throughout each period:	(Unaudited)		2008	2007	2006	2005	2004
Ratios and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$189,660		$206,724	$300,210	$297,511	$259,303	$261,563
Net assets attributable to common shares, end of period (in 000’s)	$138,320		$154,898	$245,617	$242,906	$204,698	$206,958
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	4.68	%(h)	2.68%	2.03%	2.24%	2.42%	2.32%
Ratio of operating expenses to average net assets attributable to common shares before fee waived	2.14	%(h)	1.77%	—	—	—	—
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (b)(c)	1.75	%(h)	1.50%	1.63%	1.75%	1.85%	2.04%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived	1.54	%(h)	1.39%	—	—	—	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any (b)(c)	1.26	%(h)	1.18%	1.34%	1.40%	1.47%	1.52%
Portfolio turnover rate †††	3%		14%	13%	33%	19%	18%
Preferred Shares:
5.625% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$28,840		$29,326	$29,593	$29,605	$29,605	$29,605
Total shares outstanding (in 000’s)	1,154		1,173	1,184	1,184	1,184	1,184
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (d)	$23.41		$22.76	$23.36	$23.80	$25.02	$24.68
Asset coverage per share	$92.35		$99.72	$137.48	$136.21	$118.72	$119.75
Series B Auction Market Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$22,500		$22,500	$25,000	$25,000	$25,000	$25,000
Total shares outstanding (in 000’s)	1		1	1	1	1	1
Liquidation preference per share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$92,355		$99,721	$137,478	$136,210	$118,718	$119,752
Asset Coverage (e)	369%		399%	550%	545%	475%	479%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan, including the effect of shares issued pursuant to a 2004 rights offering, assuming full subscription by shareholder. Total return for a period of less than one year is not annualized.

††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan, including the effect of shares issued pursuant to a 2004 rights offering, assuming full subscription by shareholder. Total return for a period of less than one year is not annualized.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, 2005, and 2004, would have been 29%, 34%, 29%, and 30%, respectively.

(a)	Calculated based upon average common shares outstanding on the record dates throughout the period.

(b)	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the year ended December 31, 2007, the ratios of operating expenses to average net assets attributable to common shares net of advisory fee reduction would have been 1.63% and the ratios of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction would have been 1.33%. For the six months ended June 30, 2009 and years ended December 31, 2008, 2006, 2005, and 2004, the effect of the custodian fee credits was minimal.

(c)	The Fund incurred interest expense during the year ended December 31, 2007. If interest expense had not been incurred, the ratio of operating expenses to average net assets attributable to common stock would have been 1.62% and the ratio of operating expenses to average net assets including liquidation value of preferred shares would have been 1.33%. For the six months ended June 30, 2009 and year ended December 31, 2008, the effect of interest expense was minimal.

(d)	Based on weekly prices.

(e)	Asset coverage is calculated by combining all series of preferred shares.

(f)	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

(g)	Amount represents less than $0.005 per share.

(h)	Annualized.
See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1. Organization. The Gabelli Utility Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on July 9, 1999.
     The Fund’s primary objective is long-term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the “80% Policy”). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.
2. Significant Accounting Policies. The preparation of financial statements in accordance with United States (“U.S.”) generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     Statement of Financial Accounting Standard No. 157, “Fair Value Measurements” (“SFAS 157”) clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:
•	Level 1 – quoted prices in active markets for identical securities;

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2009 is as follows:

	Valuation Inputs
	Level 1 -	Level 2 -	Level 3 -	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 6/30/09
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
ENERGY AND UTILITIES
Energy and Utilities: Electric Integrated	$91,481,845	—	$13,200	$91,495,045
Energy and Utilities: Merchant Energy	4,388,855	—	0	4,388,855
COMMUNICATIONS
Telecommunications	8,380,166	$98,545	0	8,478,711
OTHER
Aerospace	446,054	10,587	—	456,641
Other Industries(a)	77,236,257	—	—	77,236,257

Total Common Stocks	181,933,177	109,132	13,200	182,055,509

Convertible Preferred Stocks(a)	1,578,200	—	—	1,578,200
Warrants(a)	38,677	133,956	—	172,633
Convertible Corporate Bonds	—	108,625	—	108,625
Corporate Bonds	—	—	—	—
U.S. Government Obligations	—	6,183,005	—	6,183,005

TOTAL INVESTMENTS IN SECURITIES	$183,550,054	$6,534,718	$13,200	$190,097,972

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
Contract for Difference Swap Agreements	$—	$7,165	$—	$7,165
OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation): *
Interest Rate Swap Agreement	—	(805,075)	—	(805,075)

TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$(797,910)	$—	$(797,910)

(a)	Security and industry classifications for these categories are detailed in the Schedule of Investments.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the investment.

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

								Net change
								in unrealized
								appreciation/
								depreciation
				Change in				during the
	Balance	Accrued	Realized	unrealized	Net	Transfers in	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	and/or out	as of	investments held
	12/31/08	(premiums)	(loss)	depreciation†	(sales)	of Level 3	6/30/09	at 6/30/09†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
ENERGY AND UTILITIES
Energy and Utilities: Electric Integrated	$13,200	$—	$—	$—	$—	$—	$13,200	$—
Energy and Utilities: Merchant Energy	0	—	—	—	—	—	0	—
COMMUNICATIONS
Telecommunications	0	—	—	—	—	—	0	—

Total Common Stocks	13,200	—	—	—	—	—	13,200	—
Corporate Bonds	0	—	—	—	—	—	—	—

TOTAL INVESTMENTS IN SECURITIES	$13,200	$—	$—	$—	$—	$—	$13,200	$—

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
Derivative Financial Instruments.
The Fund may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of increasing the income of the Fund, hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.
The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below and in the tables to follow.
Swap Agreements. The Fund may enter into equity, contract for difference, and interest rate swap or cap transactions for the purpose of increasing the income of the Fund or to hedge or protect its exposure to interest rate movements and movements in the securities market. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Swap agreements may involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the Series B Preferred Shares. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. In an equity swap, a set of future cash flows are exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Statement of Preferences even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make dividend payments. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make dividend payments.
The use of derivative instruments involves, to varying degrees, elements of market and counterparty risk in excess of the amount recognized below.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.
The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at June 30, 2009 are as follows:

Notional		Floating Rate*	Termination	Net Unrealized
Amount	Fixed Rate	(rate reset monthly)	Date	Depreciation
$25,000,000	4.00%	0.31625%	6/02/10	$(805,075)

*	Based on Libor (London Interbank Offered Rate).
     The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at June 30, 2009 are as follows:

Notional		Equity Security	Interest Rate/	Termination	Net Unrealized
Amount		Received	Equity Security Paid	Date	Appreciation
		Market Value Appreciation on:	Overnight LIBOR plus 90 bps plus Market Value Depreciation on:
$141,353	(25,000 Shares)	Rolls-Royce Group plc	Rolls-Royce Group plc	6/25/10	$7,148
3,510	(2,145,000 Shares)	Rolls-Royce Group plc, Cl. C	Rolls-Royce Group plc, Cl. C	7/02/09	17

					$7,165

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At June 30, 2009, there were no open futures contracts.
Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At June 30, 2009, there were no open forward foreign exchange contracts.
Fair Values of Derivative Instruments as of June 30, 2009:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as
Hedging Instruments under
Statement 133	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest Rate Contracts			Liabilities, Unrealized depreciation on swap contracts	$(805,075)
Equity Contracts	Assets, Unrealized appreciation on swap contracts	$7,165

Total		$7,165		$(805,075)

*	For open derivative instruments as of June 30, 2009, see the preceding tables, which are also indicative of activity for the year ended December 31, 2008.
Effect of Derivative Instruments on the Statement of Operations during the Six Months Ended June 30, 2009:

Derivatives Not Accounted for as	Realized Gain or (Loss) on	Change in Unrealized Appreciation or
Hedging Instruments under	Derivatives Recognized	Depreciation on Derivatives Recognized
Statement 133	in Income	in Income
Interest Rate Contracts	$—	$12,834
Equity Contracts	(379,325)	(3,513)

Total	$(379,325)	$9,321

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, is at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2009, there were no open repurchase agreements.
     Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.
     Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
     Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
     Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
     Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate. This amount, if any, would be included in “interest expense” in the Statement of Operations.

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.
     Distributions to shareholders of the Fund’s 5.625% Series A Cumulative Preferred Shares and Series B Auction Market Cumulative Preferred Shares (“Cumulative Preferred Shares”) are recorded on a daily basis and are determined as described in Note 5.
     The tax character of distributions paid during the year ended December 31, 2008 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of net short-term capital gains)	$3,045,137	$1,860,675
Net long-term capital gains	1,248,226	762,705
Return of capital	17,442,628	—

Total distributions paid	$21,735,991	$2,623,380

     Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
     At December 31, 2008, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments and swap contracts	$(10,769,419)
Net unrealized depreciation on foreign currency translations	(79)
Other temporary differences*	(28,525)

Total	$(10,798,023)

*	Other temporary differences are primarily due to adjustments on dividend payables.
     The following summarizes the tax cost of investments, swap contracts, and the related unrealized appreciation/depreciation at June 30, 2009:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Depreciation
Investments	$208,503,175	$13,194,322	$(31,599,525)	$(18,405,203)
Swap contracts	—	7,165	(805,075)	(797,910)

	$208,503,175	$13,201,487	$(32,404,600)	$(19,203,113)

     Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
3. Agreements and Transactions with Affiliates. The Fund has an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of the preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Cumulative Preferred Shares for the year.
     The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Shares for the period. For the six months ended June 30, 2009, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate or corresponding swap rate on any of the outstanding preferred shares. Thus, management fees with respect to the liquidation value of the preferred share assets were reduced by $255,576.
     During the six months ended June 30, 2009, the Fund paid brokerage commissions on security trades of $8,273 to Gabelli & Company, Inc. (“Gabelli & Company”), an affiliate of the Adviser.
     The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2009, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.
     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the six months ended June 30, 2009, the Fund paid or accrued $72,008, which is included in payroll expenses in the Statement of Operations.
     The Fund pays each Trustee who is not considered to be an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receive an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 2009, other than short-term securities and U.S. Government obligations, aggregated $4,652,101 and $4,835,557, respectively.
     Sales of U.S. Government obligations for the six months ended June 30, 2009, other than short-term obligations, aggregated $9,026,164.
5. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2009, the Fund did not repurchase any common shares of beneficial interest in the open market.

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     Transactions in shares of beneficial interest were as follows:

Six Months Ended
	June 30, 2009		Year Ended
	(Unaudited)		December 31, 2008
	Shares	Amount	Shares	Amount
Net increase from shares issued upon reinvestment of distributions	283,033	$1,638,943	408,833	$3,135,666
     A shelf registration authorizing the offering of preferred shares was declared effective by the SEC on June 13, 2008.
     The Fund is authorized to issue up to 2,005,000 shares of $0.001 par value Cumulative Preferred Shares. The Cumulative Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Cumulative Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 5.625% Series A and Series B Auction Market Cumulative Preferred Shares at a redemption price of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.
     On July 31, 2003, the Fund received net proceeds of $28,895,026 (after underwriting discounts of $945,000 and offering expenses of $159,974) from the public offering of 1,200,000 shares of 5.625% Series A Cumulative Preferred Shares. Commencing July 31, 2008 and thereafter, the Fund, at its option, may redeem the 5.625% Series A Cumulative Preferred Shares in whole or in part at the redemption price at any time. During the six months ended June 30, 2009, the Fund repurchased and retired 19,429 shares of 5.625% Series A Cumulative Preferred Shares in the open market at a cost of $449,393 and an average discount of approximately 7.52% from its liquidation preference. At June 30, 2009, 1,153,595 shares of 5.625% Series A Cumulative Preferred Shares were outstanding and accrued dividends amounted to $22,531.
     On July 31, 2003, the Fund received net proceeds of $24,590,026 (after underwriting discounts of $250,000 and offering expenses of $159,974) from the public offering of 1,000 shares of Series B Auction Market Cumulative Preferred Shares (“Series B Shares”). The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. The dividend rates of Series B Shares ranged from 1.486% to 1.696% for the six months ended June 30, 2009. Since February 2008, the number of Series B Shares subject to bid orders by potential holders has been less than the number of Series B Shares subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series B Shares for which they have submitted sell orders. The current maximum rate is 125% of the seven day Telerate/British Bankers Association LIBOR rate on the day of such auction. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series B Shares may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series B Auction Market Cumulative Preferred Shares in whole or in part at the redemption price at any time. At June 30, 2009, 900 shares of Series B Shares were outstanding with an annualized dividend rate of 1.547% per share and accrued dividends amounted to $6,768.

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     The holders of Cumulative Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.
6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.
7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan being developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
9. Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund through August 26, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.
Certifications
     The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 12, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

THE GABELLI UTILITY TRUST
Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)
At its meeting on February 26, 2009, the Board of Trustees (“Board”) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not “interested persons” of the Fund (the “Independent Board Members”). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.
Nature, Extent, and Quality of Services. The Independent Board Members considered the nature, quality, and extent of administrative and shareholder services performed by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as Trustees and other services. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.
Investment Performance of the Fund and Adviser. The Independent Board Members considered investment performance for the Fund over various periods of time as compared with the performance of such Fund’s Lipper peer group, and concluded that the Adviser was delivering satisfactory performance results over the long term consistent with the long-term investment strategies being pursued by the Fund.
Costs of Services and Profits Realized by the Adviser.
Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members noted that the mix of services under the Agreement are much more extensive than those under the advisory agreements for non-fund clients.
Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs, and pro forma estimates of the Adviser’s profitability and costs attributable to the Fund (i) as part of the Gabelli/GAMCO fund complex and (ii) assuming the Fund constituted the Adviser’s only investment company under its management. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund and noted that the Adviser has substantially increased its resources devoted to Fund matters in response to regulatory requirements and enhanced Fund policies and procedures. The Independent Board Members concluded that the Adviser’s profitability was at an acceptable level, particularly in light of the quality of services provided to the Fund.
Extent of Economies of Scale as Fund Grows. The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that economies of scale may develop for certain funds as their assets increase and their fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in Adviser level economies of scale. They also recognized that the Adviser has agreed to reduce the advisory fee on incremental assets attributable to the preferred shares if the total return of the common shares does not exceed a specified amount (i.e., the dividend rate paid on preferred shares). The Board Members concluded that there was an appropriate sharing of economies of scale.
Whether Fee Levels Reflect Economies of Scale. The Independent Board Members also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that it currently was reasonable.

Other Relevant Considerations.
Adviser Personnel and Methods. The Independent Board Members considered the size, education, and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities, and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas the Adviser was structured in such a way to support the high level of services being provided to the Fund.
Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition, or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Fund.
Conclusions. In considering the Agreement, the Independent Board Members did not identify any factor as all important or all controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received satisfactory absolute and relative performance at reasonable fees and, therefore, re-approval of the Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment management fee schedule. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies.

TRUSTEES AND OFFICERS
THE GABELLI UTILITY TRUST
One Corporate Center, Rye, NY 10580-1422

Trustees
Mario J. Gabelli, CFA
Chairman & Chief Executive Officer,
GAMCO Investors, Inc.
Dr. Thomas E. Bratter
President & Founder, John Dewey Academy
Anthony J. Colavita
President,
Anthony J. Colavita, P.C.
James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance Holdings Ltd.
Vincent D. Enright
Former Senior Vice President &
Chief Financial Officer,
KeySpan Corp.
Frank J. Fahrenkopf, Jr.
President & Chief Executive Officer,
American Gaming Association
John D. Gabelli
Senior Vice President,
Gabelli & Company, Inc.
Robert J. Morrissey
Attorney-at-Law,
Morrissey, Hawkins & Lynch
Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus, Pace University
Salvatore J. Zizza
Chairman, Zizza & Co., Ltd.

Officers
Bruce N. Alpert
President

Peter D. Goldstein
Chief Compliance Officer

Agnes Mullady
Treasurer & Secretary

David I. Schachter
Vice President & Ombudsman

Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

Custodian
The Bank of New York Mellon

Counsel
Willkie Farr & Gallagher LLP

Transfer Agent and Registrar
Computershare Trust Company, N.A.

Stock Exchange Listing

		5.625%
	Common	Preferred
NYSE-Symbol:	GUT	GUT PrA
Shares Outstanding:	30,713,054	1,153,595
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May
	Shares (or Units)	(b) Average Price Paid per	Publicly Announced	Yet Be Purchased Under the
Period	Purchased	Share (or Unit)	Plans or Programs	Plans or Programs
Month #1 01/01/09 through 01/31/09	Common – N/A Preferred Series A – 2,154	Common – N/A Preferred Series A – $22.5249	Common – N/A Preferred Series A – 2,154	Common – 30,470,950 Preferred Series A – 1,173,024 – 2,154 = 1,170,870

Month #2 02/01/09 through 02/28/09	Common – N/A Preferred Series A – 5,563	Common – N/A Preferred Series A – $22.9873	Common – N/A Preferred Series A – 5,563	Common – 30,521,098 Preferred Series A – 1,170,870 – 5,563 = 1,165,307

Month #3 03/01/09 through 03/31/09	Common – N/A Preferred Series A – 7,630	Common – N/A Preferred Series A – $23.0464	Common – N/A Preferred Series A – 7,630	Common – 30,575,229 Preferred Series A – 1,165,307 – 7,630 = 1,157,677

Month #4 04/01/09 through 04/30/09	Common – N/A Preferred Series A – 2,232	Common – N/A Preferred Series A – $23.7110	Common – N/A Preferred Series A – 2,232	Common – 30,622,913 Preferred Series A – 1,157,677 – 2,232 = 1,155,445

Month #5 05/01/09 through 05/31/09	Common – N/A Preferred Series A – 1,638	Common – N/A Preferred Series A – $23.8879	Common – N/A Preferred Series A – 1,638	Common – 30,668,704 Preferred Series A – 1,155,445 – 1,638 = 1,153,807

Month #6 06/01/09 through 06/30/09	Common – N/A Preferred Series A – 212	Common – N/A Preferred Series A – $24.050	Common – N/A Preferred Series A – 212	Common – 30,713,054 Preferred Series A – 1,153,807 – 212 = 1,153,595

Total	Common – N/A Preferred Series A – 19,429	Common – N/A Preferred Series A – $23.13	Common – N/A Preferred Series A - 19,429	N/A
Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Gabelli Utility Trust

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer
Date 9/1/09
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer
Date 9/1/09

By (Signature and Title)*	/s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer
Date 9/1/09

*	Print the name and title of each signing officer under his or her signature.